Exhibit 99.2

Logo Third Quarter 2023 Financial Results and Business Update November 2, 2023

Disclaimer

This presentation (the “Presentation”) has been prepared by Mind Medicine (MindMed) Inc. (“MindMed” or the “Company”) solely for informational purposes. None of MindMed, its affiliates or any of their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty as to the accuracy or completeness of any information contained in this Presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this Presentation. This Presentation does not constitute an offering of, or a solicitation of an offer to purchase, securities of MindMed and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of MindMed. Any amounts are in USD unless otherwise noted. MindMed’s securities have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense.

Cautionary Note Regarding Forward-Looking Statements
This Presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward-looking statements can often, but not always, be identified by words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, will”, “projects”, or “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved, and similar references to future periods. Except for statements of historical fact, examples of forward-looking statements include, among others, statements pertaining to: the development and commercialization of any medicine or treatment, or the efficacy of either of the foregoing, the success and timing of our development activities; the success and timing of our planned clinical trials; our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining FDA or other regulatory approvals; the likelihood of obtaining patents or the efficacy of such patents once granted and the potential for the markets that MindMed is anticipating to access.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions as of the date of this Presentation. While MindMed considers these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties that are difficult to predict and many of which are outside of MindMed’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to raise capital to complete its plans and fund its studies; the medical and commercial viability of the contemplated medicines and treatments being developed; MindMed’s history of negative cash flows; MindMed’s limited operating history; incurrence of future losses; compliance with laws and regulations; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to throughout the “Risk Factors” sections of MindMed’s most recently filed Annual Report on Form 10-K filed with the SEC, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, and in other filings we make in the future with the SEC and the securities regulatory authorities in all provinces and territories of Canada, available under the Company’s profile on SEDAR at www.sedar.com.

Any forward-looking statement made by MindMed in this Presentation is based only on information currently available to the Company and speaks only as of the date on which it is made. MindMed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Cautionary Note Regarding Regulatory Matters
The United States federal government regulates drugs through the Controlled Substances Act. The Company works with a non-hallucinogenic synthetic derivative of the psychedelic substance ibogaine, known as zolunicant which is a synthetic organic molecule designed around a common coronaridine chemical backbone. Zolunicant is not a Schedule I substance in the United States and the Company does not foresee it becoming a Schedule I substance due to its non-hallucinogenic properties. While the Company is focused on programs using psychedelic or hallucinogenic compounds and non-hallucinogenic derivatives of these compounds, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic or hallucinogenic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company’s products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed.

Market and Industry Data
This Presentation includes market and industry data that has been obtained from third party sources, including industry publications. MindMed believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, MindMed has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should be not construed as depicting the complete findings of the entire referenced report or article. MindMed does not make any representation as to the accuracy of such information.

MindMed
Q3 2023 Earnings Presentation | November 2023
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MindMed Third Quarter Financial Results and Business Update Call Participants Robert Barrow Chief Executive Officer and Board Director Schond Greenway, MBA Chief Financial Officer Daniel Karlin, MD, MA Chief Medical Officer Francois Lilienthal, MD, MBA Chief Commercial Officer Q3 2023 Earnings Presentation November 2023 3 logo

We Aim To Be A Global Leader In Brain Health A Diversified pipeline of clinical programs targeting significant unmet medical needs Advanced clinical development of product candidates MM-120: Phase 2b – dose-optimization (GAD) MM-120: Phase 2a – proof-of-concept (ADHD) MM-402: IND-enabling MM-402: Phase 1 IIT – R-, S- and R/S-MDMA Expected cash runway through key clinical readouts and into 2026* graphic *The company’s ending Q3 2023 cash and cash equivalents of $117.7 million and committed credit facility are expected to fund operations into 2026, if certain milestones are achieved that unlock additional capital. Q3 2023 Earnings Presentation November 2023 4 logo

Urgent Need for Better Treatments for Brain Health Disorders 10% 4.4% $461B 1-year prevalence of anxiety disorders in the US1estimated prevalence of ADHD among US adults2 economic cost of ASD in the US predicted by 20253 GAD ADHD ASD 1 in 4 U.S. Adults has a Diagnosable Mental Health Disorder1 1. Mental and Substance Use Disorders Prevalence Study (MDPSU): Findings Report 2023. 2. Kessler RC, Adler L, Barkley R, et al. 2005; Am J Psychiatry; 163(4). 3. Leigh JP and Du J 2015; J. Autism Dev. Disord.; 45(12). Q3 2023 Earnings Presentation November 2023 5 Q3 2023 Earnings Presentation November 2023 5 logo

Diversified Pipeline Of Product Candidates Targeting Significant Unmet Needs

PRODUCT CANDIDATE	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	REGISTRATION
PSYCHIATRY						
MM-120 *(LSD D-tartrate)*	Generalized Anxiety Disorder					
	ADHD					
MM-402 *(R(-)-MDMA)*	Autism Spectrum Disorder					
OTHER PROGRAMS						
MM-110 *(zolunicant HCl)**	Opioid Withdrawal					
DISCOVERY & EARLY DEVELOPMENT						
Novel tryptamines	undisclosed					
Novel phenethylamines	undisclosed					
Advanced drug delivery	undisclosed					
INVESTIGATOR-INITIATED TRIALS**						
Lysergic Acid Diethylamide (LSD)	Major Depressive Disorder					
Lysergic Acid Diethylamide (LSD)	Cluster Headache					
PK/PD of MDMA enantiomers	Healthy Subjects					

MindMed

* Continued development of MM-110 is currently subject to the Company obtaining non-dilutive sources of capital and/or collaboration partners.
** Full trial details and clinical trials.gov links available at mindmed.co/clinical-digital-trials/
ADHD: Attention-Deficit/Hyperactivity Disorder; LSD: lysergic acid diethylamide; MDMA: 3,4-methylenedioxymethamphetamine

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MM-120 | Addressing a Large Unmet Need for Better Anxiety Treatments Opportunity in Generalized Anxiety Disorder (GAD)GAD is the 2nd most common mental disorder among adults 18 to 65 years old1, yet choices are limited beyond SSRI/SNRIs Symptoms are debilitating and side effects / lack of efficacy often lead to frequent treatment change until patient is considered treatment resistant Potential Best-in-Class Therapy with Novel MOA ~20 million US adults with GAD1, 77% have moderate to severe GAD2 13 million receive treatment1 6.5 million do not respond to first-line treatment (SSRI)3 Large Market Opportunity Significant Need for New Treatment Options SSRI/SNRIs1: 50% failure rate with often undesirable side effects Benzodiazepines: addiction, tolerance risk; generally used in short-term Buspirone4: poor efficacy vs. SSRI/SNRI and benzodiazepines; poorly tolerated Antipsychotics: short- and long-term risks; poorly tolerated 1. Mental and Substance Use Disorders Prevalence Study (MDPSU): Findings Report 2023. 2. Kessler RC, Chiu WT, Demler O et al. Prevalence, Severity, and Comorbidity of 12-month DSM-IV Disorders in the National Comorbidity Survey-Replication. 2005 Arch Gen Psychiatry; 62(6): 617-627. 3. Ansara, Management of Treatment-Resistant Generalized Anxiety Disorder, Ment Health Clin 2020 Nov; 10(6) 326-334) United States Census Bureau, company calculations. Garakani A, et al., (2020) Pharmacotherapy of Anxiety Disorders: Current and Emerging Treatment Options. Front. Psychiatry 11:595584. doi: 10.3389/fpsyt.2020.595584 Q3 2023 Earnings Presentation November 2023 7 logo

MM-120 | Proof-of-Concept of Outpatient Delivery in ADHD We are optimizing MM-120 across indications through the study of various doses and regimens, such as in the current Phase 2a trial in ADHD. Approach could be applicable to additional serotonin-mediated conditions with the potential for additional innovative dose and regimen combinations MM-120 targets this key neurotransmitter system that is implicated in ADHD symptoms1Innovative treatment paradigms Phase 2a trial in ADHD exploring outpatient administration (20g twice weekly) 1. Wang LJ, Yu YH, Fu ML et al. 2018; Sci Rep 8(1):10229. Serotonin Q3 2023 Earnings Presentation November 2023 8 logo

MM-402 | Addressing the Urgent Need For Novel ASD Therapies MM-402 | Addressing the Urgent Need For Novel ASD Therapies Translational pre-clinical data suggest that MM-402’s pharmacological profile may align with patient-desired treatment benefits in ASD MM-402 is a pharmaceutically preferential enantiomer of MDMA Potential first-in-class therapy for core symptoms of ASD Plan to develop for standard, at-home dose delivery Enhanced pro-social effects with potentially reduced side effects compared to MDMA creased duration of interaction in the three-chamber social interaction test 1 less stimulant activity increasing social interaction 2 80 60 40 20 0 8 17 30 8 8 VEH MM-402 SR- S-MDMA MM-402 demonstrates better efficacy than S(+)-3,4-MDMA or (±)-3,4-MDMA in Fmr1 knockout mice, an animal model of autism spectrum disorder”. Presented at ECNP 2023. Data from “stranger” portion of “Duration in the arena” data. Pitts EG, Curry DW, Hampshire KN et al. 2018; Psychopharmacology; 235(2):377-392. 1 2 Q3 2023 Earnings Presentation | November 2023 mindmed 9 logo

MM-120 LSD D-tartrate for Generalized Anxiety Disorder (GAD) Q3 2023 Earnings Presentation | November 2023 mindmed 10 logo

Lysergide Has Proven Potential Across Multiple Therapeutic Areas Gasser P, Holstein D, Michel Y et al. 2014; J. Nerv. Ment. Dis.; 202(7). Fuentes JJ, Fonseca F, Elices M et al. 2020; Front Psychiatry; 10:943.1 2 Q3 2023 Earnings Presentation | November 2023 psychiatry broad applicability preliminary sings of efficacy across multiple diagnoses1 raid & sustained benefit observed after acute dosing 10,000+ patients treated in clinical trials 1 long term value through multi ponged life cycle management 3x effect sixe compared to leading anxiety treatments 2 well characterized tolerability pharmacokinetics and pharmacodynamics. 11 logo

MM-120 | Phase 2b Generalized Anxiety Disorder (GAD)

PSYCHIATRY | MM-120 *(LSD D-tartrate)* | Indication: GAD | PHASE 2B



198 participants total (actual)
Week
-5 to -1
1
2
4
8
12
Prep
Dose
Follow-Up
MM-120 200 µg
MM-120 100 µg
MM-120 50 µg
MM-120 25 µg
Placebo
Secondary Endpoints HAM-A
Randomize
Primary Endpoint HAM-A

Study MMED008 | MM-120 for GAD

A Phase 2b Dose Optimization Study of a Single Dose of MM-120 in Generalized Anxiety Disorder

KEY ENTRY CRITERIA

- Men and Women
- Ages 18-74
- Diagnosis of GAD
- HAM-A ≥ 20

ADDITIONAL ENDPOINTS

- MADRS
- CGI-S / I
- PGI-S / C
- SDS
- EQ-5D-5L
- PSQI
- ASEX

MindMed

Source: MindMed internal study documents
µg: microgram; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Asberg Depression Rating Scale; CGI-S: Clinical Global Impression - Severity; PGI-S: Patient Global Impression - Severity; SDS: Sheehan Disability Scale; EQ-5D-5L: EuroQol-5 Dimension; PSQI: Pittsburgh Sleep Quality Index; ASEX: Arizona Sexual Experiences Scale

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MM-120 | Trial Design Milestones for Psychedelic Drug Class

FDA guidance and Phase 2b dose-finding study align with MindMed's framework for designing **well-controlled, scientifically rigorous trials** to assess **safety and efficacy** in the psychedelic drug class



FDA issues first draft guidance on clinical trials with psychedelic drugs

- Agency provides clarity on regulatory expectations and R&D considerations
- Guidance will "help researchers design studies that will yield interpretable results that will be capable of supporting future drug applications"[1]



Phase 2b design aligns well with FDA guidance

- **No concurrent psychotherapy** – "Psychotherapeutic interventions have the potential to increase expectancy and performance biases"[1]
- **Placebo-controlled** – "allows for better contextualization of safety findings"[1]
- **Dose-ranging** – "The dose-response relationship for most psychedelic drugs is poorly understood. Sponsors should take appropriate steps to characterize the dose-response relationship."[1]

1. FDA. "Psychedelic Drugs: Considerations for Clinical Investigations"

MindMed

Q3 2023 Earnings Presentation | November 2023 13

MM-120 | Phase 2b Generalized Anxiety Disorder (GAD) - Primary Analysis Multiple Comparison Procedure Modelling (MCP-Mod) Statistical methodology for dose-response developed by Novartis in 2004 1 Involves establishing a dose-response signal using multiple comparison procedures and then estimating the dose-response curve and target doses of interest using modelling techniques Qualification opinions from both FDA and EMA FDA: “MCP-Mod method is found more effective than pairwise comparison due toits ability to utilize all available data 2 EMA: “The MCP-Mod approach is efficient in the sense that it uses the available data Novartis. “The MCP-Mod methodology – A statistical methodology for dose-response 1 FDA, Office of Clinical Pharmacology, Division of Pharmacometrics 2 EMA, Committee for Medicinal Products for Human Use 3 Comparisons better than the commonly applied pairwise 0 50 100 150 200 Candidate curve 1 Candidate curve Candidate curve Candidate curve Candidate curve Candidate curve 2 3 4 5 6 dose 14 logo

MM-120 | Illustrative Analysis of Pharmacologic Treatments for GAD1 Reported Mean Effect Size by Existing Therapeutic Drug Class1,2 Buspirone SSRIs Benzodiazapines 0.17 0.36* 0.38* 0 0.1 0.2 0.3 0.4 Effect size (ES) presents the adjusted to the mean difference in treatment response between placebo and active treatment ES useful to compare overall treatment effects across trials Results from published review of effect sizes for double-blind, placebo-controlled trials of GAD treatments primarily using HAM-A as the main outcome measure SSRIs and benzodiazepines, the major therapeutic classes of drugs approved for GAD, have mean effect sizes that range between 0.36 to 0.38 MindMed 1. Examination of baseline group assignment for all of the studies (20 studies utilizing the HAM-A (Hamilton Anxiety Scale) and 1 study using the PARS (Pediatric Anxiety Scale) for the primary outcome measurement. 2. Source: RB Hidalgo, J Psychopharmacol. 2007 Nov;21(8):864-72. 3. ES is calculated by dividing the difference between the mean values of the two groups by the standard deviation value. Q3 2023 Earnings Presentation | November 2023 15 logo

Potential to Leverage Existing Monitored Delivery Infrastructure Spravato® (esketamine) for the treatment of Major Depressive Disorder (MDD) Monitored Delivery Paradigm Established for Spravato 8 intranasal 2-hr treatments over a 4-week period (16 hours)1 with 4 additional 2-hr treatments over 4 weeks (8 hours)1; translating into at least 24 hours in treatment sessions over the first 8 weeks of treatment alone1 Once a week or every 2 weeks thereafter on an individualized basis1 Attractive Commercial Opportunity Over 3,000 treatment centers nationwide2 Certified clinicians and physicians Acceptance by major insurers (United, Cigna, Blue Cross/Blue Shield, etc.)2 Reported 9M sales of $483m, up 89% compared to the first nine months of 20223 Geographic Distribution of Spravato Treatment Centers2 Reported Spravato Sales3 Sales (Millions, $USD) 600 500 400 300 200 100 0 89% Growth 9M 2022 9M 2023 US International MindMed 1. Spravato FDA Prescribing Information 2. Johnson & Johnson; Spravato website. Compiled by company 3. Company Report Johnson & Johnson; July 20, 2023 Financial Results for 9 months ending September 30, 2023 and September 30, 2022 Q3 2023 Earnings Presentation | November 2023 16 logo

Financial Results MindMed Q3 2023 Earnings Presentation | November 2023 17 logo

Third Quarter 2023 Financial Results $ in Millions Q3 2023 Q3 2022 R&D Spending $13.2 $7.8 G&A Spending $8.4 $9.2 Operating Expenses $21.6 $17.0 Net cash used in operating activities $43.8 (9-month period ending Sept. 30, 2023) $37.3 (9-month period ending Sept. 30, 2022) Cash and cash equivalents $117.7 $142.1 (as of Dec. 31, 2022) Financial Guidance: The Company’s ending 3Q2023 cash and cash equivalents of $117.7 million and committed credit facility are expected to fund operations into 2026, if certain milestones are achieved that unlock additional capital MindMed Q3 2023 Earnings Presentation | November 2023 18 logo

Anticipated Near-Term Milestones Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 MM-120 GAD Phase 2b 4-wk Topline MM-120 GAD Phase 2b 12-wk Topline MM-120 GAD Full data presentation at scientific meeting MM-120 ADHD Phase 2a Topline MM-402 Phase 1 initiation MM-402/R-MDMA Phase 1 IIT (UHB-sponsored) Topline MindMed Q3 2023 Earnings Presentation | November 2023 19 logo

MindMed Q&A MindMed Q3 2023 Earnings Presentation | November 2023 20 logo